Ex 10.3

             Shun De YI Wan Communication Equipment Plant Co., Ltd.

             Management and Administrative Staff Employment Contract

To meet the management and administrative needs of the Corporation, Mr./Madame
Mr. Cheng Wanming is now engaged by Shun De Yi Wan Communication Equipment Plant
Co., Ltd. to work in the position of President.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from September Month 10 Date 1999 Year to
September Month 10 Date 2002 Year. Three Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

September Month_10___Date__1999__Year

The Employee /s/___________
September Month__10__Date__1999__Year

             Shun De Yi Wan Communication Equipment Plant Co., Ltd.

             Management and Administrative Staff Employment Contract
                          Personnel Department Form No:

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. Wu Zeming is now engaged by Shun De Yi Wan Communication Equipment Plant
Co., Ltd. to work in the position of Director of the Supplying Department.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from November Month 20 Date 1998 Year to
November Month 20 Date 2002 Year. Four Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

November Month_19___Date__1998__Year

The Employee /s/___________
November Month__19__Date__1998__Year

             Shun De Yi Wan Communication Equipment Plant Co., Ltd.

            Management and Administrative Staff Employment Contract
                         Personnel Department Form No:

To meet the management and administrative needs of the Corporation, Mr. /Madame
Ms. Cen Minhong is now engaged by Shun De Yi Wan Communication Equipment Plant
Co., Ltd. to work in the position of Director of the Administrative Office

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from March Month 12 Date 2000 Year to March
Month 12 Date 2003 Year. Three Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

March  Month_11___Date__2000__Year

The Employee /s/___________
March  Month__11__Date__2000__Year

             Shun De Yi Wan Communication Equipment Plant Co., Ltd.

             Management and Administrative Staff Employment Contract
                          Personnel Department Form No:

To meet the management and administrative needs of the Corporation, Mr. /Madame
Ms. Cheng Manli is now engaged by Shun De Yi Wan Communication Equipment Plant
Co., Ltd. to work in the position of Representative of Macao Office.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from January Month 6 Date 1999 Year to
January Month 6 Date 2002 Year. Three Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

January  Month_6___Date__1999__Year

The Employee /s/___________
January  Month__6__Date__1999__Year

              Shun De YI Wan Communication Equipment Plant Co.,Ltd.

             Management and Administrative Staff Employment Contract
                      Personnel Department Form No: 2000-01

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. Yang Jianguo is now engaged by Shun De Yi Wan Communication Equipment Plant
Co., Ltd. to work in the position of Vice Director of Production.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from September Month 22 Date 2000 Year to
September Month 22 Date 2005 Year. Five Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________
September Month_22___Date__2000__Year

The Employee /s/___________
September Month__22__Date__2000__Year

              Shun De YI Wan Communication Equipment Plant Co.,Ltd.

             Management and Administrative Staff Employment Contract
                      Personnel Department Form No: 2000-02

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. Li Zecheng is now engaged by Shun De Yi Wan Communication Equipment Plant
Co., Ltd. to work in the position of Director of the Market Development
Department.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from November Month 15 Date 2000 Year to
November Month 15 Date 2005 Year. Five Years altogether.

Monthly  salary shall be determined  corresponding  to the position and level of work  responsibility  within the Corporation.  The employee will be eligible for bonus payments according to the provisions of the Corporation's  performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group  coverage  medical  treatment  insurance,  life insurance and old-age pension.  The employee shall be  responsible to pay any and all relevant  income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

November  Month_15___Date__2000__Year

The Employee /s/___________
November Month__15__Date__2000__Year

              Shun De YI Wan Communication Equipment Plant Co.,Ltd.

             Management and Administrative Staff Employment Contract
                      Personnel Department Form No: 1998-01

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. Huang Zhongli is now engaged by Shun De Yi Wan Communication Equipment Plant
Co., Ltd. to work in the position of Director of the Technology Development
Department.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from March Month 5 Date 1998 Year to March
Month 5 Date 2002 Year. Four Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

March  Month_5___Date__1998__Year

The Employee /s/___________
March  Month__5__Date__1998__Year

              Shun De YI Wan Communication Equipment Plant Co.,Ltd.

             Management and Administrative Staff Employment Contract
                      Personnel Department Form No: 2001-01

To meet the management and administrative needs of the Corporation, Mr. /Madame
Ms. Luo Guanying is now engaged by Shun De Yi Wan Communication Equipment Plant
Co., Ltd. to work in the position of Director.

     Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from February Month 1 Date 2001 Year to
February Month 1 Date 2006 Year. Five Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

February_Month_1___Date__2001__Year

The Employee /s/___________
February_ Month__1__Date__2001__Year

              Shun De YI Wan Communication Equipment Plant Co.,Ltd.

             Management and Administrative Staff Employment Contract
                      Personnel Department Form No: 1999-01

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. Wu Hanhui is now engaged by Shun De Yi Wan Communication Equipment Plant
Co., Ltd. to work in the position of Director of the Quality Control Department.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from October Month 5 Date 1999 Year to
October Month 5 Date 2003 Year. Four Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

October  Month_5___Date__1999__Year

The Employee /s/___________
October  Month__5__Date__1999__Year